SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of Earliest Event Reported):
                      November 9, 2000 (October 26, 2000)


                        Fetchomatic Global Internet Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Nevada                      000-25151                 52-212-549

(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)



444 Victoria Street, Suite 370, Prince George, British Columbia, Canada V2L 2J7
-------------------------------------------------------------------------------
                (Address of principal executive offices/Zip Code)

Registrant's telephone number, including area code   (250) 564-6868
                                                     --------------------------

                         Forest Glade International Inc.
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             (Former name, former address, and former fiscal year,
                         if changed since last report)

Item 5.  Other Events

          At a Special Meeting of the Board of Directors of Fetchomatic Global Internet Inc. (the "Company") held on October 26, 2000, Maurice Simpson resigned as a Director and President of the Company. In addition, several changes in the composition of the Company's management took place, as described below.

          Wayne Loftus resigned as the Company's Chief Executive Officer, and Gil Rahier resigned as Secretary and Treasurer of the Company. By vote of the Board of Directors, the composition of the current management of the Company is as follows:

  Wayne Loftus                       Chairman of the Board of Directors
  Jeffrey Dale Welsh                 President and Chief Executive Officer
  Lindsay Lent                       Vice President - Marketing, and Secretary
  Kevin Kosick                       Vice President - Business Development
  Colin Fraser                       Vice President - Technology
  Alex Klenman                       Vice President - Communications
  Chris Harrington                   Treasurer


Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro forma financial information.

                  None.

         (c)      Exhibits.

                  None.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        Fetchomatic Global Internet Inc.


Date:    November 9, 2000              By: /s/ Jeffrey Dale Welsh
         ----------------                  ----------------------
                                           Jeffrey Dale Welsh
                                           President & Chief Executive Officer